CONSOLIDATED BALANCE SHEETS Parentheticals (USD $)	Mar. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Common stock, shares authorized	200,000,000	200,000,000	200,000,000
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares issued	136,844,563	149,691,388	149,094,571
Common stock, shares outstanding	136,712,665	136,380,078	135,944,172
Treasury stock, shares	131,898	13,311,310	13,150,399